UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 9, 2008

Commission File Number	Exact Name of Registrant as specified in its charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On December 9, 2008, Central Illinois Light Company, d/b/a AmerenCILCO (“CILCO”), a subsidiary of Ameren Corporation, issued and sold $150,000,000 principal amount of its 8.875% Senior Secured Notes due 2013 (the “Notes”), pursuant to a Registration Statement on Form S-3 (No. 333-155416-01), which became effective on November 17, 2008, and a Prospectus Supplement dated December 4, 2008 to a Prospectus dated November 17, 2008.  CILCO will use the net proceeds from the sale of the Notes to repay  a portion of its short-term debt consisting of borrowings by CILCO under its 2006 and 2007 credit facilities and/or borrowings by CILCO under Ameren’s utility money pool arrangement. A portion of that short-term debt was incurred to fund the redemption of $19.2 million principal amount of CILCO’s auction rate environmental improvement revenue refunding bonds in April 2008 and the final mandatory sinking fund redemption payment in the amount of $16.5 million of CILCO’s 5.85% series preferred stock.  CILCO is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with that offering.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits.

*1.1	Underwriting Agreement, dated December 4, 2008 between CILCO and BNP Paribas Securities Corp. and Goldman, Sachs & Co., as underwriters.

**4.1

Indenture dated as of June 1, 2006, from CILCO to The Bank of New York Mellon Trust Company, N.A., as successor trustee, relating to the Notes (Current Report on Form 8-K filed June 19, 2006, Exhibit 4.3).

*4.2	Company Order establishing the Notes.

*4.3	Global Note.

**4.4

Indenture of Mortgage and Deed of Trust between Illinois Power Company (predecessor in interest to CILCO) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, dated as of April 1, 1933 (Exhibit B-1, Registration No. 2-1937).

*4.5

Supplemental Indenture dated December 1, 2008 by and between CILCO and Deutsche Bank Trust Company Americas, as trustee under the Indenture of Mortgage and Deed of Trust dated as of April 1, 1933 relating to the First Mortgage Bonds, Senior Notes Series CC securing the Notes.

*5.1	Opinion of Craig W. Stensland, Esq., Associate General Counsel of Ameren Services Company, an affiliate of CILCO, regarding the legality of the Notes (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes (including consent).

2

This combined Current Report on Form 8-K is being filed separately by Ameren Corporation and CILCO (each, a “registrant”).  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

*                 Filed herewith.

**               Incorporated by reference as indicated.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By	/s/ Jerre E. Birdsong

Name:

Jerre E. Birdsong

Title:

  Vice President and Treasurer

CENTRAL ILLINOIS LIGHT
COMPANY
(Registrant)

By	/s/ Jerre E. Birdsong

Name:

Jerre E. Birdsong

Title:	Vice President and Treasurer

Date:  December 9, 2008

Exhibit Index

Exhibit No.	Description

*1.1	Underwriting Agreement, dated December 4, 2008 between CILCO and BNP Paribas Securities Corp. and Goldman, Sachs & Co., as underwriters.

**4.1

Indenture dated as of June 1, 2006, from CILCO to The Bank of New York Mellon Trust Company, N.A., as successor trustee, relating to the Notes (Current Report on Form 8-K filed June 19, 2006, Exhibit 4.3).

*4.2	Company Order establishing the Notes.

*4.3	Global Note.

**4.4

Indenture of Mortgage and Deed of Trust between Illinois Power Company (predecessor in interest to CILCO) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, dated as of April 1, 1933 (Exhibit B-1, Registration No. 2-1937).

*4.5

Supplemental Indenture dated December 1, 2008 by and between CILCO and Deutsche Bank Trust Company Americas, as trustee under the Indenture of Mortgage and Deed of Trust dated as of April 1, 1933 relating to the First Mortgage Bonds, Senior Notes Series CC securing the Notes.

*5.1	Opinion of Craig W. Stensland, Esq., Associate General Counsel of Ameren Services Company, an affiliate of CILCO, regarding the legality of the Notes (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes (including consent).

*            Filed herewith.

**         Incorporated by reference herein as indicated.